Exhibit 99.1

Saga Communications, Inc. Reports 2nd Quarter 2016 Results

Net Revenue increased 6.1%

GROSSE POINTE FARMS, Mich., Aug. 4, 2016 /PRNewswire/ -- Saga Communications, Inc. (NYSE MKT SGA) today reported net revenue increased 6.1% to $36.4 million for the quarter ended June 30, 2016. Free cash flow increased 15.6% to $6.5 million. Operating Income increased 12.6% to $8.4 million. Station operating expense increased 4.6% to $25.4 million (station operating expense includes depreciation and amortization attributable to the stations). Same Station net revenue increased 0.8% to $34.2 million and same station operating expense was flat at $24.0 million. Net income for the period was $4.8 million ($0.82 per fully diluted share compared to $0.77 for the same period last year).

Net Revenue increased 9.1% to $69.2 million for the six months ended June 30, 2016. Free cash flow increased 23.3% to $11.4 million. Station operating expense increased 6.4% to $50.1 million (station operating expense includes depreciation and amortization attributable to the stations). Operating income was $13.7 million. Net income for the six month period was $7.8 million ($1.33 per fully diluted share compared to $1.13 for the same period last year).

Capital expenditures were $1.5 million in the 2nd quarter compared to $1.3 million for the same period last year and $2.6 million for the six month period compared to $2.3 million last year. The Company currently expects to spend approximately $5.0 million to $5.5 million for capital expenditures during 2016.

Saga's 2016 2nd Quarter conference call will be on Thursday, August 4, 2016 at 11:00 a.m. EDT. The dial-in number for the call is (612) 234-9960. A transcript of the call will be posted to the Company's website as soon as it is available after the call.

The Company requests that all parties that have a question that they would like to submit to the Company to please email the inquiry by 10:00 a.m. EDT on August 4, 2016 to SagaIR@sagacom.com. The Company will discuss, during the limited period of the conference call, those inquiries it deems of general relevance and interest. Only inquiries made in compliance with the foregoing will be discussed during the call.

The attached Selected Supplemental Financial Data tables disclose "actual", "same station" and "proforma" information by segment as well as the Company's trailing 12 month consolidated EBITDA. The "actual" amounts reflect our historical financial results and include the results of operations for stations that we did not own for the entire comparable period. The "same station" amounts reflect only the results of operations for stations that we owned for the entire comparable period. The "proforma" amounts assume all acquisitions in 2015 and 2016 occurred as of January 1, 2015.

Saga utilizes certain financial measures that are not calculated in accordance with generally accepted accounting principles (GAAP) to assess its financial performance. Such non-GAAP measures include same station financial information, free cash flow, trailing 12 month consolidated EBITDA, and leverage ratio. These non-GAAP measures are generally recognized by the broadcasting industry as measures of performance and are used by Saga to assess its financial performance including, but not limited to, evaluating individual station and market-level performance, evaluating overall operations, as a primary measure for incentive based compensation of executives and other members of management and as a measure of financial position. Saga's management believes these non-GAAP measures are used by analysts who report on the industry and by investors to provide meaningful comparisons between broadcasting groups, as well as an indicator of their market value. These measures are not measures of liquidity or of performance in accordance with GAAP, and should be viewed as a supplement to and not as a substitute for the results of operations presented on a GAAP basis including net operating revenue, operating income, and net income. Reconciliations for all of the non-GAAP financial measures to the most directly comparable GAAP measure are attached in the Selected Consolidated and Supplemental Financial Data tables.

This press release contains certain forward-looking statements that are based upon current expectations and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as "believes," "expects," "anticipates," "guidance" and similar expressions are intended to identify forward-looking statements. Key risks, including risks associated with Saga's ability to effectively integrate the stations it acquires and the impact of federal regulation on Saga's business, are described in the reports Saga periodically files with the U.S. Securities and Exchange Commission, including Item 1A of our Annual Report on Form 10-K. Readers should note that these statements may be impacted by several factors, including national and local economic changes and changes in the radio and television broadcast industry in general, as well as Saga's actual performance. Results may vary from those stated herein and Saga undertakes no obligation to update the information contained here.

Saga is a broadcasting company whose business is devoted to acquiring, developing and operating broadcast properties. Saga owns or operates broadcast properties in 26 markets, including 67 FM and 32 AM radio stations, 4 television stations and 5 low-power television stations. For additional information, contact us at (313) 886-7070 or visit our website at www.sagacom.com.

Saga Communications, Inc.
Selected Consolidated Financial Data
For The Three and Six Months Ended
June 30, 2016 and 2015
(amounts in 000's except per share data)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
Operating Results
Net operating revenue	$ 36,438	$ 34,358	$ 69,183	$ 63,419
Station operating expense	25,420	24,311	50,105	47,076
Corporate general and administrative	2,620	2,583	5,337	5,065
Other operating expense	8	14	8	14
Operating income	8,390	7,450	13,733	11,264
Interest expense	189	244	378	485
Other income	-	(409)	-	(417)
Income before income tax expense	8,201	7,615	13,355	11,196
Income tax expense	3,390	3,141	5,520	4,591
Net income	$ 4,811	$ 4,474	$ 7,835	$ 6,605

Earnings Per Share
Basic	$ 0.82	$ 0.77	$ 1.34	$ 1.14
Diluted	$ 0.82	$ 0.77	$ 1.33	$ 1.13

Weighted average common shares	5,754	5,712	5,752	5,711
Weighted average common and common
equivalent shares	5,763	5,757	5,761	5,759

Free Cash Flow
Net income	$ 4,811	$ 4,474	$ 7,835	$ 6,605
Plus: Depreciation and amortization:
Station	1,738	1,529	3,405	3,050
Corporate	69	77	138	145
Deferred tax provision	915	906	1,490	1,266
Non-cash compensation	530	365	1,058	827
Other operating expense	8	14	8	14
Other income	-	(409)	-	(417)
Less: Capital expenditures	(1,540)	(1,304)	(2,550)	(2,254)
Free cash flow	$ 6,531	$ 5,652	$ 11,384	$ 9,236

			June 30,
			2016	2015
Balance Sheet Data
Working capital			$ 28,790	$ 38,173
Net fixed assets			$ 57,816	$ 53,900
Net intangible assets and other assets			$ 110,741	$ 93,620
Total assets			$ 213,984	$ 200,299
Long-term debt (including current			$ 36,365	$ 36,078
portion of $1,078 and $0, respectively)
Stockholders' equity			$ 129,036	$ 120,476

Saga Communications, Inc.
Selected Supplemental Financial Data
For the Three Months Ended
June 30, 2016 and 2015
(amounts in 000's except per share data)
(Unaudited)

	Actual		Same Station (1)		Pro Forma (2)
	Three Months Ended		Three Months Ended		Three Months Ended
	June 30,		June 30,		June 30,
	2016	2015	2016	2015	2016	2015
Consolidated
Net operating revenue	$ 36,438	$ 34,358	$ 34,227	$ 33,965	$ 36,438	$ 36,746
Station operating expense	25,420	24,311	23,952	23,957	25,420	25,968
Corporate general and administrative	2,620	2,583	2,620	2,583	2,620	2,583
Other operating expense	8	14	-	18	8	14
Operating income	8,390	7,450	$ 7,655	$ 7,407	8,390	8,181
Interest expense	189	244			189	244
Other income	-	(409)			-	(409)
Income before income tax expense	8,201	7,615			8,201	8,346
Income tax expense	3,390	3,141			3,390	3,441
Net income	$ 4,811	$ 4,474			$ 4,811	$ 4,905
Earnings per share:
Basic	$ 0.82	$ 0.77			$0.84	$0.86
Diluted	$ 0.82	$ 0.77			$0.83	$0.85

	Actual		Same Station (1)		Pro Forma (2)
	Three Months Ended		Three Months Ended		Three Months Ended
	June 30,		June 30,		June 30,
	2016	2015	2016	2015	2016	2015
Radio Segment
Net operating revenue	$ 30,866	$ 29,017	$ 28,655	$ 28,624	$ 30,866	$ 31,405
Station operating expense	21,842	20,819	20,374	20,465	21,842	22,476
Other operating expense	8	14	-	18	8	14
Operating income	$ 9,016	$ 8,184	$ 8,281	$ 8,141	$ 9,016	$ 8,915

	Actual		Same Station (1)		Pro Forma (2)
	Three Months Ended		Three Months Ended		Three Months Ended
	June 30,		June 30,		June 30,
	2016	2015	2016	2015	2016	2015
Television Segment
Net operating revenue	$ 5,572	$ 5,341	$ 5,572	$ 5,341	$ 5,572	$ 5,341
Station operating expense	3,578	3,492	3,578	3,492	3,578	3,492
Operating income	$ 1,994	$ 1,849	$ 1,994	$ 1,849	$ 1,994	$ 1,849

	Actual		Same Station (1)		Pro Forma (2)
	Three Months Ended		Three Months Ended		Three Months Ended
	June 30,		June 30,		June 30,
	2016	2015	2016	2015	2016	2015
Depreciation and amortization
by segment
Radio Segment	$ 1,406	$ 1,207	$ 1,182	$ 1,199	$ 1,406	$ 1,416
Television Segment	332	322	332	322	332	322
Corporate and Other	69	77	69	77	69	77
	$ 1,807	$ 1,606	$ 1,583	$ 1,598	$ 1,807	$ 1,815

(1) Same station includes only the results of stations we owned and operated for the entire comparable period.
(2) Pro Forma results assume all acquisitions in 2015 and 2016 occurred as of January 1, 2015.

Saga Communications, Inc.
Selected Supplemental Financial Data
For the Six Months Ended
June 30, 2016 and 2015
(amounts in 000's except per share data)
(Unaudited)

	Actual		Same Station (1)		Pro Forma (2)
	Six Months Ended		Six Months Ended		Six Months Ended
	June 30,		June 30,		June 30,
	2016	2015	2016	2015	2016	2015
Consolidated
Net operating revenue	$ 69,183	$ 63,419	$ 65,235	$ 62,956	$ 69,183	$ 67,761
Station operating expense	50,105	47,076	47,172	46,508	50,120	50,425
Corporate general and administrative	5,337	5,065	5,337	5,065	5,337	5,065
Other operating expense (income), net	8	14	(2)	10	8	14
Operating income	13,733	11,264	$ 12,728	$ 11,373	13,718	12,257
Interest expense	378	485			378	485
Other income	-	(417)			-	(417)
Income before income tax expense	13,355	11,196			13,340	12,189
Income tax expense	5,520	4,591			5,514	4,998
Net income	$ 7,835	$ 6,605			$ 7,826	$ 7,191
Earnings per share:
Basic	$ 1.34	$ 1.14			$1.36	$1.26
Diluted	$ 1.33	$ 1.13			$1.36	$1.25

	Actual		Same Station (1)		Pro Forma (2)
	Six Months Ended		Six Months Ended		Six Months Ended
	June 30,		June 30,		June 30,
	2016	2015	2016	2015	2016	2015
Radio Segment
Net operating revenue	$ 58,330	$ 53,293	$ 54,382	$ 52,830	58,330	57,635
Station operating expense	42,982	40,241	40,049	39,673	42,997	43,590
Other operating expense (income), net	5	14	(5)	10	5	14
Operating income	$ 15,343	$ 13,038	$ 14,338	$ 13,147	$ 15,328	$ 14,031

	Actual		Same Station (1)		Pro Forma (2)
	Six Months Ended		Six Months Ended		Six Months Ended
	June 30,		June 30,		June 30,
	2016	2015	2016	2015	2016	2015
Television Segment
Net operating revenue	$ 10,853	$ 10,126	$ 10,853	$ 10,126	10,853	10,126
Station operating expense	7,123	6,835	7,123	6,835	7,123	6,835
Other operating expense (income), net	3	-	3	-	3	-
Operating income	$ 3,727	$ 3,291	$ 3,727	$ 3,291	$ 3,727	$ 3,291

	Actual		Same Station (1)		Pro Forma (2)
	Six Months Ended		Six Months Ended		Six Months Ended
	June 30,		June 30,		June 30,
	2016	2015	2016	2015	2016	2015
Depreciation and amortization
by segment
Radio Segment	$ 2,752	$ 2,381	$ 2,332	$ 2,365	$ 2,767	$ 2,797
Television Segment	653	669	653	669	653	669
Corporate and Other	138	145	138	145	138	145
	$ 3,543	$ 3,195	$ 3,123	$ 3,179	$ 3,558	$ 3,611

(1) Same station includes only the results of stations we owned and operated for the entire comparable period.
(2) Pro Forma results assume all acquisitions in 2015 and 2016 occurred as of January 1, 2015.

Saga Communications, Inc.
Selected Supplemental Financial Data
June 30, 2016
(amounts in 000's except ratios)
(Unaudited)

		Less:	Plus:		Trailing
	12 Mos Ended	6 Mos Ended	6 Mos Ended	Add:	12 Mos Ended
	December 31,	June 30,	June 30,	Proforma	June 30,
	2015	2015	2016	Acquisitions	2016
Trailing 12 Month Consolidated Earnings Before Interest
Taxes, Depreciation and Amortization ("EBITDA") (1)
Net income	$13,414	$6,605	$7,835	$272	$14,916
Exclusions:
Gain (loss) on sale of assets	(541)	(14)	(8)	-	(535)
Gain on insurance claim	417	417	-	-	-
Impairment of intangible assets	(874)	-	-	-	(874)
Write-off of debt issuance costs	(557)	-	-	-	(557)
Other	119	102	215	-	232
Total exclusions	(1,436)	505	207	-	(1,734)
Consolidated adjusted net income (1)	14,850	6,100	7,628	272	16,650
Plus: Interest expense	888	485	378	-	781
Income tax expense	9,640	4,591	5,520	189	10,758
Depreciation & amortization expense	6,824	3,195	3,543	169	7,341
Amortization of television syndicated programming contracts	637	321	312	-	628
Non-cash stock based compensation expense	1,655	827	1,058	-	1,886
Less: Cash television programming payments	(635)	(319)	(312)	-	(628)
Trailing twelve month consolidated EBITDA (1)	$33,859	15,200	$18,127	630	37,416

Total long-term debt, including current maturities					$36,365
Divided by trailing twelve month consolidated EBITDA (1)					37,416
Leverage ratio					0.97

(1) As defined in the Company's credit facility.

Saga Communications, Inc.
Selected Financial Data Non-GAAP Disclosures
For the Three Months Ended
June 30, 2016 and 2015
(amounts in 000's)
(Unaudited)

Reconciliation of Actual (historical) Information to Same Station Operating Income

		Adjustment			Adjustment
	Actual	For Acquisitions	Same Station	Actual	For Acquisitions	Same Station
	Three Months	and Dispositions	Three Months	Three Months	and Dispositions	Three Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	June 30,	Entire Comparable	June 30,	June 30,	Entire Comparable	June 30,
	2016	Period	2016	2015	Period	2015
Consolidated
Net operating revenue	$ 36,438	$ (2,211)	$ 34,227	$ 34,358	$ (393)	$ 33,965
Station operating expense	25,420	(1,468)	23,952	24,311	(354)	23,957
Corporate general and administrative	2,620	-	2,620	2,583	-	2,583
Other operating expense	8	(8)	-	14	4	18
Operating income	$ 8,390	$ (735)	$ 7,655	$ 7,450	$ (43)	$ 7,407

Depreciation and amortization	$ 1,807	$ (224)	$ 1,583	$ 1,606	$ (8)	$ 1,598

		Adjustment			Adjustment
	Actual	For Acquisitions	Same Station	Actual	For Acquisitions	Same Station
	Three Months	and Dispositions	Three Months	Three Months	and Dispositions	Three Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	June 30,	Entire Comparable	June 30,	June 30,	Entire Comparable	June 30,
	2016	Period	2016	2015	Period	2015
Radio Segment
Net operating revenue	$ 30,866	$ (2,211)	$ 28,655	$ 29,017	$ (393)	$ 28,624
Station operating expense	21,842	(1,468)	20,374	20,819	(354)	20,465
Other operating expense	8	(8)	-	14	4	18
Operating income	$ 9,016	$ (735)	$ 8,281	$ 8,184	$ (43)	$ 8,141

Depreciation and amortization	$ 1,406	$ (224)	$ 1,182	$ 1,207	$ (8)	$ 1,199

		Adjustment			Adjustment
	Actual	For Acquisitions	Same Station	Actual	For Acquisitions	Same Station
	Three Months	and Dispositions	Three Months	Three Months	and Dispositions	Three Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	June 30,	Entire Comparable	June 30,	June 30,	Entire Comparable	June 30,
	2016	Period	2016	2015	Period	2015
Television Segment
Net operating revenue	$ 5,572	$ -	$ 5,572	$ 5,341	$ -	$ 5,341
Station operating expense	3,578	-	3,578	3,492	-	3,492
Operating income	$ 1,994	$ -	$ 1,994	$ 1,849	$ -	$ 1,849

Depreciation and amortization	$ 332	$ -	$ 332	$ 322	$ -	$ 322

Saga Communications, Inc.
Selected Financial Data Non-GAAP Disclosures
For the Six Months Ended
June 30, 2016 and 2015
(amounts in 000's)
(Unaudited)

Reconciliation of Actual (historical) Information to Same Station Operating Income

		Adjustment			Adjustment
	Actual	For Acquisitions	Same Station	Actual	For Acquisitions	Same Station
	Six Months	and Dispositions	Six Months	Six Months	and Dispositions	Six Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	June 30,	Entire Comparable	June 30,	June 30,	Entire Comparable	June 30,
	2016	Period	2016	2015	Period	2015
Consolidated
Net operating revenue	$ 69,183	$ (3,948)	$ 65,235	$ 63,419	$ (463)	$ 62,956
Station operating expense	50,105	(2,933)	47,172	47,076	(568)	46,508
Corporate general and administrative	5,337	-	5,337	5,065	-	5,065
Other operating expense (income), net	8	(10)	(2)	14	(4)	10
Operating income	$ 13,733	$ (1,005)	$ 12,728	$ 11,264	$ 109	$ 11,373

Depreciation and amortization	$ 3,543	$ (420)	$ 3,123	$ 3,195	$ (16)	$ 3,179

		Adjustment			Adjustment
	Actual	For Acquisitions	Same Station	Actual	For Acquisitions	Same Station
	Six Months	and Dispositions	Six Months	Six Months	and Dispositions	Six Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	June 30,	Entire Comparable	June 30,	June 30,	Entire Comparable	June 30,
	2016	Period	2016	2015	Period	2015
Radio Segment
Net operating revenue	$ 58,330	$ (3,948)	$ 54,382	$ 53,293	$ (463)	$ 52,830
Station operating expense	42,982	(2,933)	40,049	40,241	(568)	39,673
Other operating expense (income), net	5	(10)	(5)	14	(4)	10
Operating income	$ 15,343	$ (1,005)	$ 14,338	$ 13,038	$ 109	$ 13,147

Depreciation and amortization	$ 2,752	$ (420)	$ 2,332	$ 2,381	$ (16)	$ 2,365

		Adjustment			Adjustment
	Actual	For Acquisitions	Same Station	Actual	For Acquisitions	Same Station
	Six Months	and Dispositions	Six Months	Six Months	and Dispositions	Six Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	June 30,	Entire Comparable	June 30,	June 30,	Entire Comparable	June 30,
	2016	Period	2016	2015	Period	2015
Television Segment
Net operating revenue	$ 10,853	$ -	$ 10,853	$ 10,126	$ -	$ 10,126
Station operating expense	7,123	-	7,123	6,835	-	6,835
Other operating expense (income), net	3	-	3	-	-	-
Operating income	$ 3,727	$ -	$ 3,727	$ 3,291	$ -	$ 3,291

Depreciation and amortization	$ 653	$ -	$ 653	$ 669	$ -	$ 669

CONTACT: Samuel D. Bush, 313/886-7070